UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 10, 2009

ALYST ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33563	20-5385199
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

233 East 69th Street, #6J New York, New York		10021
(Address of Principal Executive Offices)		(Zip Code)

(646) 290-6104
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Items to be Included in this Report

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Alyst Acquisiton Corp. (“Alyst”) issued a press release on February 13, 2009, confirming pursuant to Section 402 of the NYSE Alternext US Company Guide that it received a letter, dated February 10, 2009 (the “Letter”) from the Alternext indicating that Alyst has not met one of the Exchange’s continued listing standards due to the fact that Alyst did not hold an annual meeting of stockholders in 2008.  Under Section 704 of the Company Guide, a company is required as part its continued listing requirements to hold an annual meeting of its stockholders.   Alyst has been afforded the opportunity to submit to the Exchange a plan of compliance by March 10, 2009, advising the Exchange of action it has, or will, take to bring the Company into compliance with Section 704 by August 11, 2009.  If Alyst does not submit a plan or if the plan is not accepted by the Exchange, Alyst will be subject to delisting procedures as set forth in the Company Guide.  Alyst has been informed by the Exchange that a similar letter was sent to all of its listed companies, including SPACs like Alyst, that did not hold an annual meeting in 2008. On February 12, 2009, Alyst confirmed to the Exchange that it had received the Letter and that it intends to submit a plan of compliance by March 10, 2009.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Alyst filed with the SEC a preliminary proxy statement/prospectus on January 30, 2009, relating to a special meeting of stockholders to approve its proposed business combination with China Networks Media, Ltd. (“CN Media”).  Also on such date, its wholly-owned British Virgin Islands subsidiary, China Networks International Holdings Ltd. (“CN Holdings”), filed with the SEC a registration statement on Form S-4 in connection with the proposed transaction.  Alyst, CN Holdings and CN Media and their respective directors and executive officers, and Chardan Capital Markets LLC and its partners and directors, may be deemed to be participants in the solicitation of proxies for the special meeting of Alyst stockholders to be held to approve, among other things, the proposed business combination with CN Media.  The stockholders of Alyst are urged to read the Registration Statement and the preliminary proxy statement/prospectus, and when available the definitive proxy statement/prospectus, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about CN Holdings, CN Media, Alyst and the proposed transaction. The final proxy statement/prospectus will be mailed to stockholders of Alyst after the Registration Statement is declared effective by the SEC.

Stockholders will be able to obtain a copy of the definitive proxy statement/prospectus and any other relevant filed documents at no charge from the U.S. Securities and Exchange Commission’s website (www.sec.gov). These documents will also be available from Alyst at no charge, once filed with the SEC, by directing a request to 233 East 69th Street, #6J, New York, New York 10021.

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Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 13, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALYST ACQUISITION CORP.

By: /s/ Michael E. Weksel
Date: February 13, 2009	Name: Michael E. Weksel
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated February 13, 2009